UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2026

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2026, Reborn Coffee, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with the purchasers named therein (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement, shares of its common stock (the “Shares”) in two closings for aggregate gross proceeds of $21 million, subject to the terms and conditions set forth in the Securities Purchase Agreement (collectively, the “Private Placement”).

Pursuant to the Agreement, the Company has agreed to issue and sell to the Investors at a first closing of the Private Placement to be held immediately following the receipt of no objections from Nasdaq on the Company’s Listing of Additional Securities Notification filed on April 29, 2026 (the “First Closing”), 1,400,000 Shares at a price per Share equal to $2.00 (the “Share Purchase Price”), for aggregate gross proceeds of $2.8 million and satisfaction of the other customary closing conditions.

Pursuant to the Agreement, the Company has also agreed to issue and sell to the Investors at a second closing of the Private Placement (the “Second Closing”), up to 9,100,000 Shares at the Share Purchase Price for gross aggregate proceeds of $18,200,000. The Second Closing is expected to take place promptly following receipt of the approval by the Company’s stockholders at a meeting of stockholders or acting through written consent of all such matters as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) or under applicable law from the stockholders of the Company with respect to the Private Placement (the “Stockholder Approvals”) and the satisfaction of other customary closing conditions.

The Company has agreed to use commercially reasonable efforts to either (i) hold a Stockholder Meeting or (ii) facilitate a written consent of stockholders representing a majority of the voting power of the Company’s voting stock, in lieu of a Stockholder Meeting (a “Stockholder Written Consent”), the purposes of which will include, among other things, to obtain the Stockholder Approvals.

The net proceeds from the Private Placement will be used to support the Company’s principal business initiatives, including flagship store expansion in key metropolitan markets, brand development, working capital, and the continued growth of its multi-channel distribution strategy. The proceeds are also expected to support operational and supply chain capabilities designed to enhance efficiency, execution, and scalability across the Company’s expanding platform.

The Agreement contains customary representations, warranties and agreements by the Company and customary closing conditions. The representations, warranties and covenants contained in the Agreement were made solely for the benefit of the parties thereto and as of specific dates and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Agreement, the offering and sale of the Shares will be exempt from registration under Rule 903 of Regulation S promulgated under the Securities Act of 1933 (the “Act”). The sale of the Shares by the Company in the Private Placement will not be registered under the Act or any state securities laws and such shares may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from the registration requirements. The sale of such shares will not involve a public offering and will be made without general solicitation or general advertising. In the Agreement, each Investor represented, among other things, that it is a  “non-U.S. person” as defined under Regulation S, that it is not acquiring the Shares for the account or benefit of a U.S. Person, and that it is acquiring the Shares for investment purposes only and not with a view to any immediate resale, distribution, or other disposition of the Shares.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including but not limited to statements about the Company’s expectations with respect to the occurrence of the First Closing and Second Closing, the potential receipt of Stockholder Approvals, the expected uses of proceeds of the Private Placement, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “likely,” “would,” “could,” “should,” “continue,” and similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether the conditions for the First Closing and Second Closing of the Private Placement will be satisfied, including the failure to obtain Stockholder Approvals; uncertainties as to the timing of the consummation of First Closing and the Second Closing; the Company’s ability to maintain its listing on The Nasdaq Capital Market; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q. and other filings the Company makes with the SEC. These forward-looking statements represent the Company’s views as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act or an exemption from such requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Exhibit
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2026

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Co-Chief Executive Officer

4